UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of report: April 20, 2007
                 Date of earliest event reported: April 20, 2007


                                   PFIZER INC.
             (Exact name of registrant as specified in its charter)

    Delaware                        1-3619                      13-5315170
(State or other                 (Commission File             (I.R.S. Employer
 jurisdiction of                    Number)                 Identification No.)
 incorporation)


            235 East 42nd Street                            10017
            New York, New York                           (Zip Code)
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (212) 573-2323

                                 Not Applicable
          (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communication pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2 (b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 20, 2007, Pfizer Inc. ("Pfizer") issued a press release announcing its financial results for the first quarter of 2007. The information contained in the press release is deemed to be "filed" under the Securities Exchange Act of 1934 as Exhibit 99 to this report, and such press release is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99  -   Press Release of Pfizer Inc. dated April 20, 2007, reporting
                Pfizer's financial results for the first quarter of 2007.
                Exhibit 99 is deemed to be "filed" under the Securities Exchange
                Act of 1934 in this Current Report on Form 8-K.


                                    SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                        PFIZER INC.

                        By: /s/ Margaret M. Foran
                            ---------------------
                            Margaret M. Foran
                            Title: Senior Vice President-Corporate Governance, Associate General Counsel and Corporate Secretary

Dated: April 20, 2007

                                  EXHIBIT INDEX

Exhibit No.     Description

99 Press Release of Pfizer Inc. dated April 20, 2007, reporting Pfizer's financial results for the first quarter of 2007.